                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-

                           W.R. Berkley Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           W. R. BERKLEY CORPORATION
                                165 MASON STREET
                                 P.O. BOX 2518
                       GREENWICH, CONNECTICUT 06836-2518
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1998
                         ------------------------------

To The Stockholders of
W. R. BERKLEY CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of W. R. Berkley Corporation, a Delaware corporation (the "Company"), will be held at the Hyatt Regency, 1800 E. Putnam Ave., Old Greenwich, Connecticut on Tuesday, May 12, 1998 at 2:30 P.M. for the following purposes:

     (1) To elect four Directors to serve until their successors are duly elected and qualify;

     (2) To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 80,000,000 shares;

     (3) To ratify the selection of KPMG Peat Marwick LLP as independent certified public accountants for the Company for the fiscal year ending December 31, 1998; and

     (4) To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment thereof.

     In accordance with the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on March 18, 1998 as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

     Your attention is directed to the accompanying Proxy Statement.

     You are cordially invited to attend the Annual Meeting. If you do not expect to attend the Annual Meeting in person, please vote, date, sign and return the enclosed proxy as promptly as possible in the enclosed reply envelope.

                                          By Order of the Board of Directors,
                                          JOHN D. VOLLARO
                                          President and
                                          Chief Operating Officer
Dated: April 1, 1998

                           W. R. BERKLEY CORPORATION

                                PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1998
                         ------------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of W. R. Berkley Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at the Hyatt Regency, 1800 E. Putnam Ave., Old Greenwich, Connecticut on Tuesday, May 12, 1998 at 2:30 P.M. and at any adjournment thereof. The giving of a proxy does not preclude a stockholder from voting in person at the Annual Meeting. The proxy is revocable before its exercise by delivering either written notice of such revocation or a later dated proxy to the Secretary of the Company at its executive office at any time prior to voting of the shares represented by the earlier proxy. In addition, stockholders attending the Annual Meeting may revoke their proxies by voting at the Annual Meeting. The expense of preparing, printing and mailing this Proxy Statement will be paid by the Company. The Company has engaged Georgeson & Company Inc. to assist in the solicitation of proxies from stockholders. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company without additional compensation, as well as by employees of Georgeson & Company Inc. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company's Common Stock, par value $.20 per share (the "Common Stock"). The total cost of the solicitation of proxies is not expected to exceed $20,000. The Annual Report of the Company for the fiscal year ended December 31, 1997 is being mailed to all stockholders with this Proxy Statement. The approximate mailing date is April 1, 1998.

     A list of stockholders will be available for inspection for at least ten days prior to the Annual Meeting at the principal executive offices of the Company at 165 Mason Street, Greenwich, Connecticut 06830.

     The matters to be acted upon are described in this Proxy Statement. Proxies will be voted at the Annual Meeting, or at any adjournment thereof, at which a quorum is present, in accordance with the directions on the proxy. Votes cast by proxy or in person at the Annual Meeting will be tabulated by election inspectors appointed for the Annual Meeting. The election inspectors will also determine whether a quorum is present. The holders of a majority of the Common Stock outstanding and entitled to vote who are present either in person or represented by proxy constitute a quorum for the Annual Meeting. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on March 18, 1998 are entitled to receive notice of and to vote at the Annual Meeting. The number of shares of voting stock of the Company outstanding on that date was 29,789,735 shares of Common Stock and the number of shares of voting stock of the Company entitled to vote was 29,619,735 shares of Common Stock. Each such share of Common Stock is entitled to one vote. The difference between the number of shares of Common Stock outstanding and the number of shares entitled to votes is the 170,000 shares of Common Stock which were purchased by Mr. Berkley with the proceeds of a recourse promisary note secured by the shares purchased. See "Transactions with Management and Others." It should be noted that officers and Directors of the Company own or control approximately 14% of the outstanding Common Stock. Information as to persons beneficially owning 5% or more of the Common Stock may be found under the heading "Principal Stockholders" herein.

     Unless otherwise directed in the proxy, the persons named therein will vote "FOR" the election of the Director nominees listed below, "FOR" the approval of the amendment to the Company's Restated Certificate of Incorporation and "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for its fiscal year ending December 31, 1998. If a returned proxy does not specify a vote for or against a proposal, it will be voted in favor thereof.

     The election of Directors and the ratification of the appointment of KPMG Peat Marwick LLP require the affirmative vote of a majority of the shares present at the meeting to constitute the action of the stockholders. The approval of the amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

     As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other business shall properly come before the Annual Meeting, the persons named in the proxy will vote according to their best judgment.

                             ELECTION OF DIRECTORS

     As permitted by Delaware law, the Board is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year the term of office of one class expires. This year the term of a class consisting of three Directors expires. It is the intention of the Board that the shares represented by proxy, unless otherwise indicated thereon, will be voted for the re-election of Henry Kaufman, Martin Stone and John D. Vollaro as Directors to hold office for a term of three years until the Annual Meeting of Stockholders in 2001 and until their respective successors are duly elected and qualify. In addition, it is the intention of the Board that the shares represented by proxy, unless otherwise indicated thereon, will be voted for the election of George G. Daly to hold office for a term of two years until the Annual Meeting of Stockholders in 2000 and until his successor is duly elected and qualifies. Dr. Daly was elected by unanimous vote of the Board on March 10, 1998 to fill a vacancy in the class whose term expires in 2000.

     The persons designated as proxies reserve full discretion to cast votes for other persons in the event any such nominee is unable to serve. However, the Board has no reason to believe that any nominee will be unable to serve if elected. The proxies cannot be voted for a greater number of persons than the four named nominees.

     The following table sets forth information regarding each nominee and the remaining Directors who will continue in office after the Annual Meeting.

                                                   SERVED AS
                                                    DIRECTOR
                                                  CONTINUOUSLY   BUSINESS EXPERIENCE DURING PAST 5 YEARS,
                      NAME                           SINCE              AGE AND OTHER INFORMATION
                      ----                        ------------   ----------------------------------------

Nominees to Serve in Office Until 2001
Henry Kaufman(1)................................      1994       President of Henry Kaufman & Co., an
                                                                 investment, economic and financial con-
                                                                 sulting company, since its establishment
                                                                 in 1988. He serves as Chairman of the
                                                                 Board of Overseers, Stern School of Bus-
                                                                 iness of New York University; Chairman
                                                                 of the Board of Trustees, Institute of
                                                                 International Education; Member of the
                                                                 Board of Directors, Federal Home Loan
                                                                 Mortgage Corp.; Member of the Board of
                                                                 Directors, Lehman Brothers Holdings
                                                                 Inc.; Member of the Board of Trustees,
                                                                 New York University; Member of the Board
                                                                 of Trustees, Whitney Museum of American
                                                                 Art; Member of the International Capital
                                                                 Markets Advisory Committee of the
                                                                 Federal Reserve Bank of New York;
                                                                 Member, Advisory Committee to the
                                                                 Investment Committee, International
                                                                 Monetary Fund Staff Retirement Plan; and
                                                                 a Member of the Board of Governors,
                                                                 Tel-Aviv University. Dr. Kaufman is 70
                                                                 years of age.

Martin Stone(1)(2)(3)...........................      1990       Chairman of Professional Sports, Inc.
                                                                 (the Tucson Sidewinders AAA baseball
                                                                 team) and Chairman of Adirondack Cor-
                                                                 poration, all for more than the past
                                                                 five years. He also is a director of
                                                                 Canyon Ranch, Inc. and a Member of the
                                                                 Advisory Board of Yosemite National
                                                                 Park. Mr. Stone is 69 years of age.

                                                   SERVED AS
                                                    DIRECTOR
                                                  CONTINUOUSLY   BUSINESS EXPERIENCE DURING PAST 5 YEARS,
                      NAME                           SINCE              AGE AND OTHER INFORMATION
                      ----                        ------------   ----------------------------------------
John D. Vollaro.................................      1995       Elected President and Chief Operating
                                                                 Officer of the Company effective Janu-
                                                                 ary 2, 1996 and Director effective Sep-
                                                                 tember 13, 1995. Mr. Vollaro was Chief
                                                                 Executive Officer of Signet Star Hold-
                                                                 ings, Inc., an affiliate of the Company,
                                                                 from July 1993 to December 1995. Mr.
                                                                 Vollaro served as Executive Vice
                                                                 President of the Company from 1991 until
                                                                 1993, Chief Financial Officer and
                                                                 Treasurer of the Company from 1983 to
                                                                 1993 and Senior Vice President of the
                                                                 Company from 1983 to 1991. Mr. Vollaro
                                                                 is 53 years of age.

Nominee to Serve in Office Until 2000
George G. Daly..................................      1998       Dean, Stern School of Business, and Dean
                                                                 Richard R. West Professor of Business,
                                                                 New York University. Prior to joining
                                                                 New York University in 1993, he served
                                                                 as Dean of the University of Iowa's
                                                                 College of Business Administration. In
                                                                 addition to his academic career, he
                                                                 served as Chief Economist at the Of-
                                                                 fice of Energy Research and Develop-
                                                                 ment. Dr. Daly is 51 years of age.

Directors to Continue in Office Until 1999
Richard G. Merrill(1)...........................      1994       Executive Vice President of Prudential
                                                                 Insurance Company of America from Au-
                                                                 gust 1987 to March 1991 when he re-
                                                                 tired. Prior thereto, he served as
                                                                 Chairman and President of Prudential
                                                                 Asset Management Company since 1985. He
                                                                 also is a director of Sysco Corp. Mr.
                                                                 Merrill is 67 years of age.

                                                   SERVED AS
                                                    DIRECTOR
                                                  CONTINUOUSLY   BUSINESS EXPERIENCE DURING PAST 5 YEARS,
                      NAME                           SINCE              AGE AND OTHER INFORMATION
                      ----                        ------------   ----------------------------------------
Jack H. Nusbaum(3)(4)...........................      1967       Chairman of the New York law firm of
                                                                 Willkie Farr & Gallagher where he has
                                                                 been a partner for more than the last
                                                                 five years. He also is a director of
                                                                 Fine Host Corporation; Pioneer
                                                                 Companies, Inc.; Prime Hospitality
                                                                 Corp.; Strategic Distribution, Inc.; and
                                                                 The Topps Company, Inc. Mr. Nusbaum is
                                                                 57 years of age.

Mark L. Shapiro(2)(3)...........................      1974       Since July 1997, he has been a Senior
                                                                 Consultant to the Export-Import Bank of
                                                                 the United States. Previously, he was
                                                                 Managing Director in the investment
                                                                 banking firm of Schroeder & Co. Inc. for
                                                                 more than the past five years. Mr.
                                                                 Shapiro is 54 years of age.
Directors to Continue in Office Until 2000
William R. Berkley(4)...........................      1967       Chairman of the Board and Chief Execu-
                                                                 tive Officer of the Company since its
                                                                 formation in 1967. He also served as
                                                                 President at various times from 1967 to
                                                                 1995. He also serves as Chairman of the
                                                                 Board or Director of a number of public
                                                                 and private companies. These include The
                                                                 Greenwich Bank and Trust Company, a
                                                                 newly-formed Connecticut chartered
                                                                 commercial bank; Pioneer Companies,
                                                                 Inc., a chemical manufacturing and
                                                                 marketing company; Strategic
                                                                 Distribution, Inc., an industrial
                                                                 products distribution and services
                                                                 company; and Interlaken Capital, Inc., a
                                                                 private investment firm with interests
                                                                 in various businesses. Mr. Berkley is 52
                                                                 years of age.

                                                   SERVED AS
                                                    DIRECTOR
                                                  CONTINUOUSLY   BUSINESS EXPERIENCE DURING PAST 5 YEARS,
                      NAME                           SINCE              AGE AND OTHER INFORMATION
                      ----                        ------------   ----------------------------------------
Robert B. Hodes(2)..............................      1970       Counsel to the New York law firm of
                                                                 Willkie Farr & Gallagher where he had
                                                                 previously been a partner for more than
                                                                 the past five years. He also is a
                                                                 director of Crystal Oil Company;
                                                                 Globalstar Telecommunications, Limited;
                                                                 K&F Industries, Inc.; LCH Investments
                                                                 N.V.; Loral Space & Communications Ltd.;
                                                                 Mueller Industries, Inc.; R.V.I.
                                                                 Guaranty, Ltd.; and Restructured Capital
                                                                 Holdings, Ltd. Mr. Hodes is 72 years of
                                                                 age.

------------------------------
(1) Member of Compensation and Stock Option Committee.

(2) Member of Audit Committee.

(3) Member of Business Ethics Committee.

(4) Member of Executive Committee.

                       BOARD OF DIRECTORS AND COMMITTEES

     During 1997, the Board had four standing committees: the Executive Committee, the Audit Committee, the Compensation and Stock Option Committee and the Business Ethics Committee. Nominees for Directors are selected by the Board rather than by any committee of the Board. The Board met four times and held one telephone meeting during 1997. No Director attended fewer than 75% of the total number of meetings of the Board and all committees on which he served.

     The Executive Committee is authorized to act on behalf of the Board during periods between Board meetings. The Committee is composed of Messrs. Berkley and Nusbaum. Action by the Committee was taken by unanimous written consent on one occasion during 1997.

     The Audit Committee, which during 1997 was composed of Messrs. Hodes, Shapiro and Stone, advises the Board as to the selection of the Company's independent public accountants, monitors their performance, reviews all reports submitted by them and consults with them with regard to the adequacy of internal controls. During 1997, the Committee held two formal meetings.

     The Compensation and Stock Option Committee, which during 1997 was composed of Messrs. Kaufman, Merrill and Stone, reviews management compensation standards and practices and makes such recommendations to the Board as it deems appropriate. The Committee also administers the First Amended and Restated W.R. Berkley Corporation 1992 Stock Option Plan (the "Stock Option Plan"). During 1997, the Committee met four times, held four telephone meetings and action by the Committee was taken by unanimous written consent on one occasion.

     The Business Ethics Committee, which during 1997 was composed of Messrs. Nusbaum, Shapiro and Stone, administers the Company-wide Business Ethics program. During 1997, the Committee held one formal meeting.

                             DIRECTOR COMPENSATION

     For 1997, each Director received a quarterly retainer of $6,000 and a fee of $1,500 for each Board meeting attended. In addition, on May 13, 1997, pursuant to the Company's 1997 Directors Stock Plan, each Director received 100 shares of Common Stock. The annual retainer, the fees and the fair market value of such shares of Common Stock on the date of grant (adjusted to take into account the 3 for 2 Common Stock split) are included in the Summary Compensation Table for Messrs. Berkley and Vollaro. These shares of Common Stock are also included in the tables under "Principal Stockholders."

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of March 18, 1998 those persons known by the Company to be the beneficial owners of more than 5% of the Common Stock:

                                                 AMOUNT AND NATURE            PERCENT
 NAME AND ADDRESS OF BENEFICIAL OWNER        OF BENEFICIAL OWNERSHIP(1)       OF CLASS
--------------------------------------       --------------------------       --------
William R. Berkley                                   3,968,393(2)              13.3%
165 Mason Street
Greenwich, CT 06830
Franklin Resources, Inc.                             2,658,750(3)               9.0%(7)
777 Mariners Island Blvd.
San Mateo, CA 94404
Merrill Lynch Asset Management, L.P.                 1,906,900(4)               6.4%(7)
Princeton Services, Inc.
General Partner
800 Scudders Mill Road
Plainsboro, NJ 08536
Mellon Bank Corporation                              1,527,789(5)              5.17%(7)
One Mellon Bank Center
Pittsburgh, PA 15258
Davis Selected Advisers, L.P.                        1,505,800(6)              5.09%(7)
124 East Marcy Street
Santa Fe, NM 87504

------------------------------
(1) These amounts reflect the 3 for 2 Common Stock split paid on September 18, 1997 to all holders of record on August 27, 1997.

(2) Includes 20,000 shares which are subject to stock options that will become exercisable within 60 days, 12,583 shares held by Mr. Berkley's wife, as to which shares he disclaims beneficial ownership, and 3,971 shares held in several trusts as to which Mr. Berkley is a custodian. Also includes 170,000 shares of Common Stock which were purchased by Mr. Berkley with the proceeds of a recourse promissory note secured by the shares purchased. See "Transactions with Management and Others."

(3) Information obtained from a Schedule 13G, dated January 16, 1998, filed with the Securities and Exchange Commission on behalf of Franklin Resources, Inc. The Schedule 13G reported ownership of 2,658,750 shares of Common Stock then outstanding. Templeton Global Advisors Limited has sole voting power over and sole dispositive power over all shares held.

(4) Information obtained from a Schedule 13G, dated January 28, 1998, filed with the Securities and Exchange Commission by Merrill Lynch Asset Management, L.P. and Princeton Services, Inc., General Partner, on behalf of Merrill Lynch & Co., Inc. The Schedule 13G reported ownership of 1,906,900 shares of Common Stock then outstanding. Merrill Lynch Asset Management, L.P. has shared voting power and shared dispositive power over all shares held. Merrill Lynch Capital Fund, Inc. has shared voting power and shared dispositive power over 1,800,000 shares.

(5) Information obtained from a Schedule 13G, dated January 23, 1998, filed with the Securities and Exchange Commission on behalf of Mellon Bank Corporation. The Schedule 13G reported ownership of 1,527,789 shares of Common Stock then outstanding. Mellon Bank Corporation has sole voting power over 1,249,289 shares, shared voting power over 236,300 shares, sole dispositive power over 1,291,489 shares and shared dispositive power over 236,300 shares.

(6) Information obtained from a Schedule 13G, dated March 11, 1998, filed with the Securities and Exchange Commission by Davis Selected Advisers, L.P. The
    Schedule 13G reported ownership of 1,505,800 shares of Common Stock then outstanding. Davis Selected Advisers, L.P. has sole voting power and sole dispositive power over all shares held.

(7) The percent of class shown was based on the shares of Common Stock reported on the respective Schedules 13G and the total number of shares outstanding as of December 31, 1997. The difference in the total number of shares outstanding on December 31, 1997 and March 18, 1998 does not materially affect the percentage of ownership of the class.

     The following table sets forth information as of March 18, 1998 regarding ownership by all Directors and executive officers of the Company, as a group, and each Director and each executive officer named in the Summary Compensation Table, individually, of the Common Stock. Except as described in the footnotes below, all amounts reflected in the table represent shares the beneficial owners of which have sole voting and investment power.

                                        AMOUNT AND NATURE              PERCENT
  NAME OF BENEFICIAL OWNER         OF BENEFICIAL OWNERSHIP(1)         OF CLASS
----------------------------       ---------------------------       -----------
All Directors and executive
  officers as a group              4,325,551(2)(3)(4)(5)(6)(7)(8)       14.5%
William R. Berkley                 3,968,393(2)                         13.3%
George G. Daly                            --                               --
Sam Daniel, Jr.                       39,000(3)                             *
Anthony J. Del Tufo                   18,716(3)                             *
Robert B. Hodes                       30,149                                *
Henry Kaufman                         30,150(4)                             *
Richard G. Merrill                     7,560(5)                             *
Jack H. Nusbaum                       17,341(6)                             *
Mark L. Shapiro                        2,568                                *
Martin Stone                          16,215(7)                             *
Edward A. Thomas                      46,662(3)                             *
John D. Vollaro                       52,650                                *

------------------------------
 *  less than 1%
(1) These amounts reflect the 3 for 2 Common Stock split paid on September 18, 1997 to all holders of record on August 27, 1997.

(2) Includes 20,000 shares which are subject to stock options that will become exercisable within 60 days, 12,583 shares held by Mr. Berkley's wife, as to which shares he disclaims beneficial ownership, and 3,971 shares held in several trusts as to which Mr. Berkley is a custodian. Also includes 170,000 shares of Common Stock which were purchased by Mr. Berkley with the proceeds of a recourse promissory note secured by the shares purchased. See "Transactions with Management and Others."

(3) The amounts shown for Messrs. Daniel, Del Tufo and Thomas include 35,250, 13,750 and 34,125 shares of Common Stock, respectively, which are subject to currently exercisable stock options and 3,750, 3,750 and 3,375 shares, respectively, which are subject to stock options that will become exercisable within 60 days. For Mr. Del Tufo the amount shown also includes 916 shares held under the Company's Profit Sharing Plan.

(4) The amount shown for Dr. Kaufman represents shares of Common Stock held by the Kaufman Family, LLC.

(5) The amount shown for Mr. Merrill includes 2,391 shares held in an individual retirement account, 3,045 shares held in a KEOGH plan with Mr. Merrill as trustee and 1,974 shares held in a trust with Mr. Merrill and his spouse as trustees.

(6) The amounts shown for Mr. Nusbaum includes 6,675 shares of Common Stock held in several trusts as to which Mr. Nusbaum is a co-trustee with United States Trust Company of New York and as to which he shares voting and investment power with United States Trust Company of New York.

(7) The amount shown for Mr. Stone includes 90 shares of Common Stock held in an individual retirement account and 975 shares held in two trusts with his spouse as custodian.

(8) The amounts shown for all Directors and executive officers as a group include an aggregate of 149,000 shares of Common Stock which are subject to currently exercisable stock options held by executive officers of the Company, 40,875 shares of Common Stock which are subject to stock options that will become exercisable within 60 days and an aggregate of 4,614 and 179 shares of Common Stock which are held by executive officers under the Company's Profit Sharing Plan and Employee Stock Purchase Plan, respectively.

     The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the

Company. Under applicable Insurance Holding Company Acts in various states, a potential owner cannot exercise voting control over an amount in excess of 10% of the Company's outstanding voting securities (5% in the State of Florida) without obtaining prior regulatory approval.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During 1997, the Company engaged in a transaction with a company controlled by or affiliated with its Chairman of the Board, William R. Berkley. In this transaction, fees received by the Company consisted of $106,886 for rent and other services.

     On December 29, 1997, the Company loaned William R. Berkley $3,496,050, an amount equal to the aggregate exercise price of 170,000 shares of Common Stock purchased by Mr. Berkley pursuant to the First Amended and Restated W.R. Berkley Corporation 1992 Stock Option Plan and one or more predecessor plans. The loan is represented by a recourse promissory note which is secured by the 170,000 shares of Common Stock, matures on December 20, 2002 and bears interest at the minimum rate which can be charged without causing the loan to be treated as a "below market loan" for purposes of Section 7872 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the terms of the Stock Option Plan, Mr. Berkley will have the right to exercise voting rights with respect to those shares at such time as the purchase price therefor is paid, and cash dividends on those shares will be payable based on the percentage of the purchase price received thereon by the Company.

     The Company believes that, in each of the transactions with management and others described above, the amounts paid or received by the Company were comparable to those that would have been paid to or received from an unaffiliated party in an arm's-length transaction.

     Robert B. Hodes and Jack H. Nusbaum, both Directors of the Company, are Counsel and Chairman, respectively, of Willkie Farr & Gallagher, outside counsel to the Company.

             AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION TO
                        INCREASE AUTHORIZED COMMON STOCK

     The Board of Directors has unanimously voted to recommend that the stockholders adopt an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 shares to 80,000,000 shares. If the amendment is approved, the shares may be issued from time to time by the Board of Directors. It is not expected that further authorization from stockholders will be solicited for the issuance of any shares of Common Stock, except to the extent such authorization is required by law or by the rules of the Nasdaq National Market. Currently, there is no agreement, arrangement or understanding relating to the issuance and sale of Common Stock. Stockholders do not have, and the proposed amendment would not create, any preemptive rights.

INCREASE OF AUTHORIZED COMMON STOCK

     The Board of Directors recommends that the number of authorized shares of Common Stock be increased to 80,000,000 shares. The Company currently has 40,000,000 shares of Common Stock authorized. The Board believes that it is desirable to have a sufficient number of shares of Common

Stock available, as the occasion may arise, for possible future financings and acquisition transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes. Having such additional shares available for issuance in the future would give the Company greater flexibility by allowing shares to be issued without incurring the delay and expense of a special stockholder's meeting.

VOTE REQUIRED

     Approval of the proposal to increase the authorized Common Stock will require the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the effect of negative votes.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION.

                    COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     CEO COMPENSATION. The Compensation and Stock Option Committee continues to believe that the Chief Executive Officer's (the "CEO's") compensation should be heavily influenced by Company performance, as measured by operating, financial and strategic objectives, viewed both from a short-term and a long-term perspective. The CEO's compensation is set based on the Committee's general evaluation of these factors as well as the CEO's individual performance.

     The Committee approved the CEO's salary for 1997 at its meeting on March 20, 1997. In setting the CEO's overall compensation package for 1997, the Committee retained the consulting firm of Hirschfeld, Stern, Moyer & Ross, Inc. ("HSM&R") to provide advice with respect to executive compensation. After reviewing the recommendations of HSM&R, and taking into account the incentive compensation for the CEO (discussed below), the Committee determined that Mr. Berkley's salary for 1997 should be $850,000.

     For purposes of determining incentive compensation for the CEO, the Committee determined that the Company should consider the limitations on tax deductibility imposed under Section 162(m) of the Code. Section 162(m) limits deductions for compensation in excess of $1 million a year paid by a public corporation to certain of its executives unless certain criteria are met. Therefore, in order to meet the criteria, the Committee determined that the CEO's incentive compensation should be structured to qualify as "performance-based compensation," which is exempt from the deduction limits. In general, this rule requires that the CEO's incentive compensation be based on attainment of one or more objective performance goals and that the Company's stockholders approve both the performance goals and the amount to be paid. For these reasons, the CEO's incentive compensation for 1997 was granted and/or payable under the Company's 1997 Long-Term Incentive Compensation Plan, 1997 Annual Incentive Plan for Senior Executives and First Amended and Restated 1992 Stock Option Plan (together, the "Incentive Plans"), each of which was approved by stockholders at the Company's 1997 Annual Meeting and is designed so that compensation payable thereunder, or attributable to the exercise of options, will be exempt from the deduction limits.

     During 1997, HSM&R advised the Committee and the Committee met several times to evaluate the incentive compensation payable to the CEO. Many of the design features of the Incentive Plans, as well as the CEO's specific levels of participation in each Incentive Plan, were determined by the Committee after considering the recommendations of HSM&R. The CEO's specific levels of participation are disclosed in the compensation tables under the heading "Executive Compensation."

     COMPENSATION OF EXECUTIVE OFFICERS GENERALLY. The Committee believes that it continues to be important to use incentive compensation to enable the Company to attract and reward officers who contribute to the Company's long-term success by demonstrated, sustained performance. To this end, the Company relies on cash and individual bonus awards and on equity-based compensation through the Stock Option Plan. The Company has not entered into employment agreements with any officers.

     The Committee determined base salary for the Company's President and Chief Operating Officer for 1997 by evaluating the responsibilities of the position held, the individual's past experience, current performance and the competitive market place for executive talent. Also, incentive compensation for the President and Chief Operating Officer is payable under the Incentive Plans so as to exempt such compensation from the deduction limits of Section 162(m) of the Code. The President's specific levels of participation in each Incentive Plan were determined by the Committee and are disclosed in the compensation tables under the heading "Executive Compensation."

     In setting compensation, the Committee considered the individual performance and past pay levels of all executive officers. With respect to executive officers other than the CEO and the President, the Committee also considered the recommendations of the CEO with respect to such compensation.

     For 1997, the CEO and the President were the only executive officers selected by the Committee for participation in the 1997 Annual Incentive Plan for Senior Executives.

     STOCK OPTION GRANTS. It has been the Company's practice to grant stock options every other year, although the Committee may also grant options from time to time in its discretion. Under the Stock Option Plan, options may be granted to the CEO and to the other executives based on an evaluation of such individual's ability to influence the Company's long-term growth and profitability. The Committee also considers a recipient's annual salary. Options granted during 1997 to the CEO and the President are disclosed under "Executive Compensation -- Option/SAR Grants in Last Fiscal Year."

                                          Compensation and Stock Option
                                          Committee

                                          Henry Kaufman
                                          Richard G. Merrill
                                          Martin Stone

March 20, 1998

     The above report of the Compensation and Stock Option Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             EXECUTIVE COMPENSATION

     The following table sets forth all the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chairman of the Board and Chief Executive Officer of the Company and the four other highest paid executive officers of the Company whose earnings exceeded $100,000 in salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM
                                                                                               COMPENSATION
                                                             ANNUAL COMPENSATION               -------------
                                                    -------------------------------------         AWARDS
                                                                                  OTHER        -------------
                                                                                 ANNUAL         SECURITIES
                                                                                 COMPEN-        UNDERLYING       ALL OTHER
                                                     SALARY          BONUS       SATION           OPTIONS       COMPENSATION
      NAME AND PRINCIPAL POSITION           YEAR       ($)            ($)          ($)         GRANTED(#)(1)        ($)
----------------------------------------    ----    ---------      ---------    ---------      -------------    ------------
William R. Berkley......................    1997      880,000(2)   3,009,000(3)   284,567(4)      750,000         101,208(5)
 Chairman of the Board and                  1996    1,014,000(6)   1,527,080      274,957(7)       75,000          89,750
 Chief Executive Officer                    1995    1,022,500(8)     996,000      198,880(9)           --          75,749
John D. Vollaro.........................    1997      580,000(2)   1,298,350(3)         0         225,000          76,450(5)
 President and                              1996      528,000        764,140            0          37,500          36,779
 Chief Operating Officer                    1995            0              0            0                               0
Edward A. Thomas........................    1997      300,000        140,550            0              --          24,963(5)
 Senior Vice President --                   1996      275,000         82,650            0          15,000          21,487
 Specialty Operations                       1995      250,000         75,500            0              --          16,665
Anthony J. Del Tufo.....................    1997      350,000         62,650            0              --          29,954(5)
 Senior Vice President --                   1996      335,000         62,900            0          15,000          55,913
 Chief Financial Officer                    1995      315,000         75,375            0              --          21,216
Sam Daniel, Jr. ........................    1997      300,000         80,200            0              --          24,821(5)
 Senior Vice President --                   1996      270,000         66,800            0          15,750          21,022
 Regional Operations                        1995      242,500         82,850            0              --          16,123

------------------------------
(1) These amounts reflect the 3 for 2 Common Stock split paid on September 18, 1997 to all holders of record on August 27, 1997.

(2) For Messrs. Berkley and Vollaro, salary amounts include Director fees of $30,000 each. Mr. Vollaro became an executive officer of the Company on January 2, 1996.

(3) For Messrs. Berkley and Vollaro, bonus amounts were determined pursuant to the Company's 1997 Annual Incentive Plan for Senior Executives.

(4) Of this amount, $200,000 represents consulting fees paid by Berkley International, LLC and $84,567 represents personal use of Company and chartered aircraft.

(5) For Messrs. Berkley, Vollaro, Thomas, Del Tufo and Daniel, these amounts include contributions to the Profit Sharing Plan of $12,400 each and Benefit Replacement Plan contributions of $53,721, $30,128, $10,798, $14,694 and $10,787, respectively. For Messrs. Berkley, Vollaro, Thomas, Del Tufo and Daniel, this amount includes interest on deferred compensation of $29,999, $28,834, $1,765, $2,860 and $1,634, respectively. For Messrs. Berkley and Vollaro, these amounts include $5,088 representing the value of 150 shares of Common Stock awarded to Directors, adjusted for the 3 for 2 stock split.

(6) Of this amount, $29,000 represents Directors fees paid by the Company.

(7) Of this amount, $200,000 represents consulting fees paid by Berkley International, LLC and $74,957 represents personal use of Company and chartered aircraft.

(8) Of this amount, $21,000 represents Directors fees paid by the Company and $16,500 represents director fees paid by Signet Star Holdings, Inc.

(9) Of this amount, $120,000 represents compensation paid to Mr. Berkley by Signet Star Holdings, Inc. for serving as chairman of its board of directors and $78,880 represents personal use of Company and chartered aircraft.

     The following table shows for the fiscal year ended December 31, 1997 the number of stock options granted by the Compensation and Stock Option Committee to the executive officers named in the Summary Compensation Table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS
                                  -------------------------------
                                    NUMBER OF
                                   SECURITIES        PERCENT OF
                                   UNDERLYING          TOTAL
                                    OPTIONS/          OPTIONS/
                                     SARS(1)        SARS GRANTED                                 GRANT DATE
                                   GRANTED(#)       TO EMPLOYEES     EXERCISE    EXPIRATION        VALUE
  NAME AND PRINCIPAL POSITION        (2)(3)        IN FISCAL YEAR    PRICE(2)       DATE            (4)
--------------------------------  -------------    --------------    --------    ----------    --------------
William R. Berkley                   750,000            64.5%        $ 33.92      5/13/07      $    9,480,628
  Chairman of the Board and
  Chief Executive Officer
John D. Vollaro                      225,000            19.3%          33.92      5/13/07           2,844,188
  President and
  Chief Operating Officer
Edward A. Thomas                          --               --             --           --                  --
  Senior Vice President --
  Specialty Operations
Anthony J. Del Tufo                       --               --             --           --                  --
  Senior Vice President -- Chief
  Financial Officer and
  Treasurer
Sam Daniel, Jr.                           --               --             --           --                  --
  Senior Vice President --
  Regional Operations

------------------------------
(1) The Company does not have a Stock Appreciation Rights Plan ("SAR").

(2) These amounts/prices reflect the 3 for 2 Common Stock split paid on September 18, 1997 to all holders of record on August 27, 1997.

(3) These options have a term of ten years and are scheduled to vest 100% on the date that is nine years and six months from the date of grant, subject to accelerated vesting in the event that the price of the Common Stock on the NASDAQ National Market closes above $53.33 for at least 10 out of 15 consecutive trading days. In that event, the option would become fully vested on the later of (i) the date that such closing price conditions are satisfied and (ii) the third anniversary of the date of grant.

(4) These estimates of value were developed solely for the purposes of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and are not intended to predict future prices of the Common Stock. The estimate was developed using the Black-Scholes option pricing model incorporating the following assumptions: volatility of 20% and dividend yield of 1%, both based on the historical averages for the underlying Common Stock; risk-free rate of return of 6.66% based on a 7.5 year zero coupon rate; and time of exercise of 7.5 years, being the expected duration of the option.

     The following table shows for the fiscal year ended December 31, 1997 the number of stock option grants which were exercised during 1997 and the number and value of unexercised options for the executive officers named in the Summary Compensation Table.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES

                                                                       NUMBER OF
                                                                      SECURITIES
                                                                      UNDERLYING       VALUE OF UNEXERCISED IN
                                                                      UNEXERCISED             THE MONEY
                                                                   OPTIONS/SAR'S AT       OPTIONS/SAR'S AT
                                      SHARES                        FISCAL YEAR END        FISCAL YEAR END
                                     ACQUIRED                      12/31/97(#)(1)(2)       12/31/97($)(1)
                                        ON              VALUE        EXERCISABLE/           EXERCISABLE/
  NAME AND PRINCIPAL POSITION    EXERCISE(#)(2)(3)   REALIZED($)     UNEXERCISABLE          UNEXERCISABLE
-------------------------------  -----------------   -----------   -----------------   -----------------------
William R. Berkley                    170,000         3,861,771               0/                      0/
  Chairman of the Board and                                             865,000               9,898,573
  Chief Executive Officer
John D. Vollaro                            --                --               0/                      0/
  President and                                                         337,500               4,063,069
  Chief Operating Officer
Edward A. Thomas                           --                --          34,125/                813,327/
  Senior Vice President --                                               21,750                 364,694
  Specialty Operations
Anthony J. Del Tufo                        --                --          13,750/                204,902/
  Senior Vice President --                                               27,500                 445,504
  Chief Financial Officer and
  Treasurer
Sam Daniel, Jr.                            --                --          35,250/                918,747/
  Senior Vice President --                                               23,250                 390,864
  Regional Operations

------------------------------
(1) The Company does not have a Stock Appreciation Rights Plan ("SAR").

(2) These amounts reflect the 3 for 2 Common Stock split paid on September 18, 1997 to all holders of record on August 27, 1997.

(3) Purchased with the proceeds of a recourse promissory note given by Mr. Berkley to the Company secured by the shares purchased. The note is due on December 29, 2002. See "Transactions with Management And Others."

     In 1997 the Company adopted and the stockholders approved the W.R. Berkley Corporation 1997 Long-Term Incentive Compensation Plan (the "LTIP") to provide for incentive compensation to certain key executives of the Company based on performance tied to stockholder value. The following table shows for the fiscal year ended December 31, 1997 the number of units granted by the Compensation and Stock Option Committee to the executive officers named in the Summary Compensation Table.

             LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR

                                                                           ESTIMATED FUTURE PAYOUTS UNDER
                                                                                LONG-TERM INCENTIVE
                                                                                COMPENSATION PLAN(2)
                                       NUMBER OF    PERFORMANCE PERIOD     ------------------------------
                                         UNITS       UNTIL MATURATION                 5 YEARS
     NAME AND PRINCIPAL POSITION        AWARDED        OR PAYOUT(1)                MAXIMUM($)(3)
     ---------------------------       ---------    -------------------    ------------------------------
William R. Berkley                     142,500            5 years               9,500,000
  Chairman of the Board and
  Chief Executive Officer
John D. Vollaro                        52,500             5 years               3,500,000
  President and
  Chief Operating Officer
Edward A. Thomas                        5,250             5 years                350,000
  Senior Vice President --
  Specialty Operations
Anthony J. Del Tufo                      --                 --                     --
  Senior Vice President --
  Chief Financial Officer and
  Treasurer
Sam Daniel, Jr.                         5,250             5 years                350,000
  Senior Vice President --
  Regional Operations

------------------------------
(1) Each unit vests on the Valuation Date (the last day of a fiscal year) immediately preceding the fifth anniversary of the date of its award, except that a unit will become fully vested earlier upon the attainment of the unit's Maximum Cumulative Unit Value (as defined below), or upon the termination of a participant's employment with the Company (i) by the Company without Cause (as defined in the LTIP), (ii) upon retirement at or after age 65, or (iii) upon a participant's death or disability.

(2) The value of an outstanding unit (the "Incremental Unit Value") at any time depends on the degree of increase in the Company's Earning Per Share (as defined below). For purposes of the LTIP, Earnings Per Share for any fiscal year is the Company's Earnings (as defined below) divided by the number of shares of Common Stock used to determine the Company's basic earnings per share for that fiscal year, as reported in the Company's audited consolidated financial statements for the fiscal year.

    The Company's Earnings for any fiscal year is the consolidated net income of the Company available to Common Stockholders, prepared in accordance with generally accepted accounting principles, as reported in the Company's audited consolidated financial statements for that fiscal year, adjusted on an after-tax basis to (a) exclude (i) in its entirety any item of nonrecurring gain or loss in excess of $5,000,000, and (ii) any accruals for the LTIP and (b) to add back for write-offs required in connection with any acquisition in the year of acquisition.

    The Incremental Unit Value for any fiscal year is equal to the product of
    (i) the unit's Measuring Price (as defined below) and (ii) 85% of the percentage by which Earnings Per Share for such fiscal year exceeds the Base Year EPS (as defined below). The Measuring Price for each unit awarded is the closing price of the Company's Common Stock as reported on the NASDAQ National Market on the last day of the fiscal year preceding award of the unit. The Measuring Price for units granted in 1997 is $33.83 (adjusted to take into account the 3 for 2 Common Stock split). Base Year EPS for units awarded in 1997 is $2.56, which is Earnings Per Share for the fiscal year ended December 31, 1996 (adjusted to take into account the 3 for 2 Common Stock split). For units awarded in subsequent fiscal years, Base Year EPS will be equal to Earnings Per Share for the immediately preceding fiscal year.

    Each unit's Incremental Unit Value for each of the five years from the date of award is cumulated to obtain the Unit's cumulative value, which is capped at an amount determined by the Compensation and Stock Option Committee at the time units are granted (the "Maximum Cumulative Unit Value"). The Maximum Cumulative Unit Value set by the Compensation and Stock Option Committee for units awarded in 1997 is $66.67 per unit (adjusted to take into account the 3 for 2 Common Stock split).

(3) No amounts are shown in the table as "target" or "threshold" future payments because no such payment levels are set or contemplated under the LTIP.

                        COMPANY STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total return on the Company's Common Stock for the last five fiscal years with the cumulative total return on the Standard & Poor's (S&P) 500 Index and a Peer Group over the same period (assuming the investment of $100 in each category on December 31, 1992 and the reinvestment of all dividends).

        Measurement Period            W.R. Berkley                           Peer Group (11
      (Fiscal Year Covered)               Corp.             S&P 500(R)           Stocks)
1992                                       100                 100                 100
1993                                        82                 110                 104
1994                                        89                 112                 111
1995                                       129                 153                 152
1996                                       123                 189                 175
1997                                       162                 252                 256

                The Peer Group includes the following companies:

   American International Group, Inc., The Chubb Corporation, The Continental Corporation(1), GEICO Corporation(1), General Re Corporation, HSB Group Inc.
                               (formerly known as
   Hartford Steam Boiler Inspection and Insurance Company), The Ohio Casualty Corporation, The Progressive Corporation, SAFECO Corporation, The St. Paul
                     Companies, Inc. and USF&G Corporation
------------------------------
(1) For 1996 and 1997, the total return for the Peer Group does not include data for The Continental Corporation and GEICO Corporation. For 1995, the total return for the Peer Group includes data for The Continental Corporation through March 31, 1995 and for GEICO Corporation through December 31, 1995. The Continental Corporation was acquired by another entity during the second quarter of 1995. GEICO Corporation became a privately held entity after December 31, 1995.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been appointed by the Board as independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1998. The appointment of this firm was recommended to the Board by the Audit Committee. The Board is submitting this matter to a vote of stockholders in order to ascertain their views. If the appointment of KPMG Peat Marwick LLP is not ratified, the Board will reconsider its action and will appoint auditors for the 1998 fiscal year without further stockholder action. Further, even if the appointment is ratified by stockholder action, the Board may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders.

     It is expected that representatives of KPMG Peat Marwick LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     Management is not aware of any matters to come before the Annual Meeting other than as set forth above. However, since matters of which Management is not now aware may come before the Annual Meeting or any adjournment thereof, the proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of the copies of Forms 3, 4 and 5 received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the period from January 1, 1997 until December 31, 1997, all filing requirements under
Section 16(a) of the Exchange Act applicable to its officers, directors and ten-percent stockholders were complied with, except that Robert P. Cole, a Senior Vice President of the Company, failed to file a timely Form 4 with respect to the purchase of 4.1726 shares of Common Stock under the Employee Stock Purchase Plan; Robert S. Gorin, a former Senior Vice President of the Company, failed to file a timely Form 4 with respect to the sale of 64 shares of Common Stock; E. LeRoy Heer, a Senior Vice President of the Company, failed to file a timely Form 4 with respect to the sale of 673 shares of Common Stock; Scott A. Siegel, a Vice President of the Company, failed to timely report on his Form 3 ownership of 358 shares of Common Stock held in the W.R. Berkley Corporation Profit Sharing Plan; and Martin Stone, a Director of the Company, failed to file a timely Form 4 with respect to the purchase of 60 shares of Common Stock for his IRA and 650 shares of Common Stock by his spouse as custodian. Each of the foregoing filings has since been made.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     It is anticipated that the next Annual Meeting after the one scheduled for May 12, 1998 will be held on or about May 12, 1999. All stockholder proposals relating to a proper subject for action at the 1999 Annual Meeting to be included in the Company's Proxy Statement and form of proxy relating to that meeting must be received by the Company for its consideration at its principal executive offices no later than December 3, 1998. Any such proposal should be submitted by certified mail, return receipt requested.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 IS AVAILABLE WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHO REQUESTS A COPY IN WRITING. REQUESTS FOR COPIES OF THIS REPORT SHOULD BE DIRECTED TO THE SECRETARY, W.R. BERKLEY CORPORATION, 165 MASON STREET, P.O. BOX 2518, GREENWICH, CONNECTICUT 06836-2518.

                                          By Order of the Board of Directors,

                                          WILLIAM R. BERKLEY
                                          Chairman of the Board and
                                          Chief Executive Officer

PROXY


                            W.R. BERKLEY CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder of W.R. BERKLEY CORPORATION hereby appoints ROBERT B. HODES and JACK H. NUSBAUM, and either of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Hyatt Regency, 1800 E. Putnam Ave, Old Greenwich, Connecticut on May 12, 1998, and at any adjournment of such meeting.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)



--------------------------------------------------------------------------------

                              - FOLD AND DETACH HERE -

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, 2, 3 AND 4.


                                                Please mark
                                                your votes as
                                                indicated in         [X]
                                                this example



                                  FOR all nominees            WITHHOLD
                                  listed above (except        AUTHORITY
                                  as marked to the          to vote for all
                                  contrary on the right)   nominees listed above

1. ELECTION OF DIRECTORS:               [  ]                      [  ]
George G. Daly, Henry Kaufman, Martin
Stone, and John D. Vollaro


INSTRUCTION: To withhold authority to
vote for any individual nominee write
that nominee's name on the space
provided below


2. To approve an amendment to the
Company's Restated Certificate of            FOR  AGAINST  ABSTAIN
Incorporation to increase the number of      [ ]    [ ]      [ ]
authorized shares of Common Stock to
80,000,000 shares.



3. To ratify the selection of KPMG Peat
Marwick LLP as independent certified         FOR  AGAINST  ABSTAIN
public accountants for the company for       [ ]    [ ]      [ ]
the fiscal year ending December 31,
1998.

4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 1998 Annual Meeting and the Annual Report for the fiscal year ended December 31, 1997.

  DATE, VOTE, SIGN AND MAIL PROMPTLY IN
         THE ENCLOSED ENVELOPE.





Signature(s)                                             Dated:          , 1998
           ----------------------------------------------     -----------

Please sign your name or names exactly as printed opposite. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such. Joint owners should each sign. DATE, VOTE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.


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